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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-88518, No. 33-88520, No. 333-53741, No. 333-53743
and No. 333-75620) of Rouge Industries, Inc. of our report dated March 20, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Detroit, Michigan
March 22, 2002